Exhibit 99.1

Greenidge Generation Announces Selected Preliminary Financial and Operating Results for the Third Quarter 2023

Fairfield, Conn. – October 25, 2023 – Greenidge Generation Holdings Inc. (NASDAQ: GREE) (“Greenidge”), a vertically integrated cryptocurrency datacenter and power generation company, today announced selected preliminary financial and operating results for the third quarter of 2023.

For the three months ended September 30, 2023, Greenidge expects to report revenue of approximately $21 million, net loss from continuing operations in a range of approximately $7 million to $8 million and Adjusted EBITDA in a range of approximately zero to approximately $1 million. Adjusted EBITDA is a non-GAAP measure. See the tables attached to this press release for a reconciliation from GAAP to non-GAAP measures and "Use of Non-GAAP Information" below for more details. Cryptocurrency datacenter hosting revenue is expected to be approximately $12.5 million, Cryptocurrency datacenter self-mining revenue is expected to be approximately $6.5 million and Power and capacity revenue is expected to be approximately $2 million for the third quarter of 2023. Our cryptocurrency datacenter operations produced approximately 871 bitcoin during the third quarter of 2023, of which 636 bitcoin were produced for colocation and 235 bitcoin were produced for self-mining. As of September 30, 2023, Greenidge datacenter operations consisted of approximately 42,300 miners with approximately 4.6 EH/s of combined capacity for both datacenter hosting and cryptocurrency mining, of which 32,100 miners, or 3.4 EH/s, is associated with datacenter hosting and 10,200 miners, or 1.2 EH/s, is associated with Greenidge's cryptocurrency mining.

Greenidge ended the quarter with approximately $10.7 million of cash and approximately $89.5 million of debt.

Preliminary Financial and Operating Results
The preliminary financial and operating results set forth above for the three months ended September 30, 2023, reflect preliminary estimates with respect to such results based solely on currently available information, which is subject to change. Readers are cautioned not to place undue reliance on such preliminary results which are unaudited and constitute forward-looking statements. Greenidge has not completed its standard closing process, including the completion of all of its controls procedures, which could identify adjustments causing the actual results to be different from the expectations presented in this release. These estimates should not be viewed as a substitute for Greenidge's full quarterly financial statements for the three months ended September 30, 2023, which will be prepared in accordance with U.S. GAAP.

About Greenidge Generation Holdings Inc.
Greenidge Generation Holdings Inc. (NASDAQ: GREE) is a vertically integrated cryptocurrency datacenter and power generation company.

Forward-Looking Statements
This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect Greenidge’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this press release include, among other things, statements regarding the business plan, business strategy and operations of Greenidge in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future are forward looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described in Part I, Item 1A. “Risk Factors” of Greenidge’s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Reports on Form 10-Q for the periods ended March 31, 2023 and June 30, 2023, as well as statements about or relating to or otherwise affected by the completion of management’s final review of the financial results and Greenidge’s other closing procedures. Consequently, all of the forward-looking statements made in this press release are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this press release. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of Greenidge could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this press release and Greenidge does not assume any duty to update or revise any forward-looking statements included in this press release, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this press release.

Use of Non-GAAP Information
To provide investors and others with additional information regarding Greenidge’s financial results, Greenidge has disclosed in this press release the non-GAAP operating performance measures of Adjusted EBITDA. Adjusted EBITDA is defined as earnings before interest, taxes and depreciation and amortization, which is then adjusted for stock-based compensation and other special items determined by management, including, but not limited to, business expansion costs, impairments of long-lived assets, gains or losses from the sales of long-lived assets, remeasurement of environmental liabilities, restructuring and loss on extinguishment of debt. These non-GAAP financial measures are a supplement to and not a substitute for or superior to, Greenidge’s results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by Greenidge may be different from non-GAAP financial measures presented by other companies. Specifically, Greenidge believes the non-GAAP information provides useful measures to investors regarding Greenidge’s financial performance by excluding certain costs and expenses that Greenidge believes are not indicative of its core operating results. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for results or guidance prepared and presented in accordance with U.S. GAAP. A reconciliation of the non-GAAP financial measures to U.S. GAAP results is included herein.

Because of these limitations, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. Greenidge compensates for these limitations by relying primarily on its GAAP results and using EBITDA and Adjusted EBITDA on a supplemental basis. You should review the reconciliation of net loss to EBITDA and Adjusted EBITDA below and not rely on any single financial measure to evaluate Greenidge's business.

The following table reconciles the expected ranges of net loss to the expected ranges of EBITDA and Adjusted EBITDA for the three months ended September 30, 2023 (in millions, unaudited):

Amounts denoted in millions	Third Quarter 2023
	Low	High
Net loss from continuing operations	$(8)	$(7)
Provision for income taxes	—	—
Interest expense, net	3	3
Depreciation and amortization	3	3
EBITDA (loss) from continuing operations	$(2)	$(1)
Stock-based compensation	1	1
Restructuring costs	1	1
Adjusted EBITDA from continuing operations	$—	$1

For further information, please contact:
Investor Relations
investorrelations@greenidge.com

Media Inquiries
media@greenidge.com
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